Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2021

TABLE OF CONTENTS

YEAR TO YEAR COMPARISON	S-2

Balance Sheet Data	S-2
Average Balance Sheet Data	S-2
Income Statement Data	S-3
Selected Data and Ratios	S-4
Credit Quality Data and Ratios	S-5

QUARTERLY COMPARISON	S-6

Balance Sheet Data	S-6
Average Balance Sheet Data	S-6
Income Statement Data	S-7
Selected Data and Ratios	S-8
Credit Quality Data and Ratios	S-9

SEGMENT DATA	S-10

Quarter to Date Income Statement by Segment	S-11

FOOTNOTES	S-12

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2021
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Mar. 31, 2021	Dec. 31, 2020	Mar. 31, 2020
Assets:
Cash and cash equivalents	$984,857	$485,587	$316,263
Investment securities, net of allowance for credit losses	532,443	580,270	608,330
Loans held for sale	79,307	51,643	54,904
Loans	4,666,593	4,813,103	4,515,599
Allowance for credit losses	(82,682)	(61,067)	(70,431)
Loans, net	4,583,911	4,752,036	4,445,168
Federal Home Loan Bank stock, at cost	13,153	17,397	38,900
Premises and equipment, net	38,324	39,512	44,215
Right-of-use assets	41,911	43,345	34,349
Goodwill	16,300	16,300	16,300
Other real estate owned ("OREO")	2,015	2,499	85
Bank owned life insurance ("BOLI")	68,408	68,018	66,822
Other assets and accrued interest receivable	109,482	111,718	96,697
Total assets	$6,470,111	$6,168,325	$5,722,033

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$2,276,348	$1,890,416	$1,300,891
Interest-bearing	2,995,144	2,842,765	2,770,566
Total deposits	5,271,492	4,733,181	4,071,457

Securities sold under agreements to repurchase and other short-term borrowings	175,580	211,026	126,080
Operating lease liabilities	42,854	44,340	35,537
Federal Home Loan Bank advances	25,000	235,000	572,500
Subordinated note	41,240	41,240	41,240
Other liabilities and accrued interest payable	81,841	80,215	91,173
Total liabilities	5,638,007	5,345,002	4,937,987

Stockholders' equity	832,104	823,323	784,046
Total liabilities and stockholders' equity	$6,470,111	$6,168,325	$5,722,033

Average Balance Sheet Data
	Three Months Ended Mar. 31,
	2021	2020
Assets:
Federal funds sold and other interest-earning deposits	$510,433	$207,335
Investment securities, including FHLB stock	563,985	519,726
Loans, including loans held for sale	4,745,656	4,493,137
Total interest-earning assets	5,820,074	5,220,198
Total assets	6,302,294	5,626,946

Liabilities and Stockholders' Equity:
Noninterest-bearing deposits	$2,146,036	$1,249,025
Interest-bearing deposits	2,909,017	2,855,332
Securities sold under agreements to
repurchase and other short-term borrowings	192,669	208,969
Federal Home Loan Bank advances	43,167	371,319
Subordinated note	41,240	41,240
Total interest-bearing liabilities	3,186,093	3,476,860
Stockholders' equity	836,212	778,900

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2021 (continued)
(all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended Mar. 31,
	2021	2020

Total interest income (1)	$69,557	$81,159
Total interest expense	1,777	8,421
Net interest income	67,780	72,738

Provision for expected credit loss expense	22,608	22,760

Noninterest income:
Service charges on deposit accounts	2,873	3,136
Net refund transfer fees	12,721	15,823
Mortgage banking income	7,193	4,795
Interchange fee income	3,027	2,552
Program fees	2,225	2,624
Increase in cash surrender value of BOLI	390	389
Net gains (losses) on OREO	(11)	3
Other	619	1,247
Total noninterest income	29,037	30,569

Noninterest expense:
Salaries and employee benefits	29,337	26,622
Technology, equipment, and communication	7,043	6,870
Occupancy	3,559	3,217
Marketing and development	773	833
FDIC insurance expense	446	—
Bank franchise tax expense	328	2,506
Interchange related expense	1,144	1,076
Other real estate owned and other repossession expense	(34)	18
Legal and professional fees	1,214	1,237
Other	4,001	4,590
Total noninterest expense	47,811	46,969

Income before income tax expense	26,398	33,578
Income tax expense	5,965	6,881
Net income	$20,433	$26,697

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios

	Three Months Ended Mar. 31,
	2021	2020
Per Share Data:

Basic weighted average shares outstanding	20,997	21,035
Diluted weighted average shares outstanding	21,062	21,094

Period-end shares outstanding:
Class A Common Stock	18,628	18,687
Class B Common Stock	2,198	2,200

Book value per share (2)	$39.96	$37.54
Tangible book value per share (2)	38.80	36.45

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.99	$1.29
Basic EPS - Class B Common Stock	0.90	1.17
Diluted EPS - Class A Common Stock	0.98	1.28
Diluted EPS - Class B Common Stock	0.89	1.16

Cash dividends declared per Common share:
Class A Common Stock	$0.308	$0.286
Class B Common Stock	0.280	0.260

Performance Ratios:

Return on average assets	1.30%	1.90%
Return on average equity	9.77	13.71
Efficiency ratio (3)	49	45
Yield on average interest-earning assets (1)	4.78	6.22
Cost of average interest-bearing liabilities	0.22	0.97
Cost of average deposits (4)	0.12	0.61
Net interest spread (1)	4.56	5.25
Net interest margin - Total Company (1)	4.66	5.57
Net interest margin - Core Bank (5)	3.46	3.65

Other Information:

End of period FTEs (6) - Total Company	1,086	1,077
End of period FTEs - Core Bank	990	994
Number of full-service banking centers	42	42

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios	As of and for the
	Three Months Ended Mar. 31,
	2021	2020
Credit Quality Asset Balances:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$22,004	$20,358
Loans past due 90-days-or-more and still on accrual	517	495
Total nonperforming loans	22,521	20,853
OREO	2,015	85
Total nonperforming assets	$24,536	$20,938

Nonperforming Assets - Core Bank (5):
Loans on nonaccrual status	$22,004	$20,358
Loans past due 90-days-or-more and still on accrual	—	—
Total nonperforming loans	22,004	20,358
OREO	2,015	85
Total nonperforming assets	$24,019	$20,443

Delinquent loans:
Delinquent loans - Core Bank	$8,560	$11,863
Delinquent loans - RPG (7) (9)	6,426	30,764
Total delinquent loans - Total Company	$14,986	$42,627

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.48%	0.46%
Nonperforming assets to total loans (including OREO)	0.53	0.46
Nonperforming assets to total assets	0.38	0.37
Allowance for credit losses to total loans	1.77	1.56
Allowance for credit losses to nonperforming loans	367	338
Delinquent loans to total loans (8) (9)	0.32	0.94
Net charge-offs to average loans (annualized)	0.09	0.19

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.49%	0.46%
Nonperforming assets to total loans (including OREO)	0.53	0.47
Nonperforming assets to total assets	0.42	0.38
Allowance for credit losses to total loans	1.14	0.97
Allowance for credit losses to nonperforming loans	234	210
Delinquent loans to total loans	0.19	0.27
Net charge-offs (recoveries) to average loans (annualized)	0.03	(0.03)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Balance Sheet Data
	Quarterly Comparison
	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Assets:
Cash and cash equivalents	$984,857	$485,587	$342,028	$560,195	$316,263
Investment securities, net of allowance for credit losses	532,443	580,270	607,556	545,607	608,330
Loans held for sale	79,307	51,643	56,752	52,992	54,904
Loans	4,666,593	4,813,103	4,994,374	5,065,092	4,515,599
Allowance for credit losses	(82,682)	(61,067)	(59,891)	(55,097)	(70,431)
Loans, net	4,583,911	4,752,036	4,934,483	5,009,995	4,445,168
Federal Home Loan Bank stock, at cost	13,153	17,397	19,634	25,629	38,900
Premises and equipment, net	38,324	39,512	40,946	42,753	44,215
Right-of-use assets	41,911	43,345	43,643	34,450	34,349
Goodwill	16,300	16,300	16,300	16,300	16,300
Other real estate owned	2,015	2,499	2,056	2,194	85
Bank owned life insurance	68,408	68,018	67,617	67,217	66,822
Other assets and accrued interest receivable	109,482	111,718	109,431	103,243	96,697
Total assets	$6,470,111	$6,168,325	$6,240,446	$6,460,575	$5,722,033

Liabilities and Stockholders' Equity:
Deposits:
Noninterest-bearing	$2,276,348	$1,890,416	$1,876,418	$1,821,400	$1,300,891
Interest-bearing	2,995,144	2,842,765	3,115,911	3,196,685	2,770,566
Total deposits	5,271,492	4,733,181	4,992,329	5,018,085	4,071,457

Securities sold under agreements to
repurchase and other short-term borrowings	175,580	211,026	126,172	177,397	126,080
Operating lease liabilities	42,854	44,340	44,710	35,571	35,537
Federal Reserve Paycheck Protection Program Liquidity Facility	—	—	—	169,209	—
Federal Home Loan Bank advances	25,000	235,000	132,500	137,500	572,500
Subordinated note	41,240	41,240	41,240	41,240	41,240
Other liabilities and accrued interest payable	81,841	80,215	93,133	85,954	91,173
Total liabilities	5,638,007	5,345,002	5,430,084	5,664,956	4,937,987

Stockholders' equity	832,104	823,323	810,362	795,619	784,046
Total liabilities and stockholders' equity	$6,470,111	$6,168,325	$6,240,446	$6,460,575	$5,722,033

Average Balance Sheet Data
	Quarterly Comparison
	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Assets:
Federal funds sold and other interest-earning deposits	$510,433	$311,584	$313,281	$299,760	$207,335
Investment securities, including FHLB stock	563,985	610,287	600,943	605,776	519,726
Loans, including loans held for sale	4,745,656	4,916,968	4,907,106	4,867,622	4,493,137
Total interest-earning assets	5,820,074	5,838,839	5,821,330	5,773,158	5,220,198
Total assets	6,302,294	6,170,766	6,152,043	6,094,421	5,626,946

Liabilities and Stockholders' Equity:
Noninterest-bearing deposits	$2,146,036	$1,892,259	$1,846,552	$1,697,603	$1,249,025
Interest-bearing deposits	2,909,017	2,977,579	2,939,063	2,880,988	2,855,332
Securities sold under agreements to
repurchase and other short-term borrowings	192,669	220,406	213,010	176,541	208,969
Federal Reserve Paycheck Protection Program Liquidity Facility	—	—	53,338	122,769	—
Federal Home Loan Bank advances	43,167	88,533	126,250	263,296	371,319
Subordinated note	41,240	41,240	41,240	41,240	41,240
Total interest-bearing liabilities	3,186,093	3,327,758	3,372,901	3,484,834	3,476,860
Stockholders' equity	836,212	823,109	811,351	797,227	778,900

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Income Statement Data
	Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020

Total interest income (1)	$69,557	$57,970	$56,038	$57,091	$81,159
Total interest expense	1,777	2,850	3,786	4,886	8,421
Net interest income	67,780	55,120	52,252	52,205	72,738

Provision for expected credit loss expense	22,608	484	1,500	6,534	22,760

Noninterest income:
Service charges on deposit accounts	2,873	3,011	3,017	2,451	3,136
Net refund transfer fees	12,721	409	1,152	2,913	15,823
Mortgage banking income	7,193	7,879	10,775	8,398	4,795
Interchange fee income	3,027	2,917	2,911	2,808	2,552
Program fees	2,225	1,846	1,487	1,138	2,624
Increase in cash surrender value of BOLI	390	401	400	395	389
Net gains (losses) on OREO	(11)	(30)	(14)	1	3
Other	619	703	869	647	1,247
Total noninterest income	29,037	17,136	20,597	18,751	30,569

Noninterest expense:
Salaries and employee benefits	29,337	26,553	26,667	26,324	26,622
Technology, equipment, and communication	7,043	7,701	7,533	7,024	6,870
Occupancy	3,559	3,546	3,367	3,308	3,217
Marketing and development	773	1,261	919	1,018	833
FDIC insurance expense	446	366	345	299	—
Bank franchise tax expense	328	975	974	914	2,506
Interchange related expense	1,144	998	1,056	1,173	1,076
Other real estate owned and other repossession expense	(34)	1	6	21	18
Legal and professional fees	1,214	734	1,248	1,025	1,237
FHLB advance prepayment penalties	—	2,108	—	—	—
Other	4,001	3,897	3,408	3,719	4,590
Total noninterest expense	47,811	48,140	45,523	44,825	46,969

Income before income tax expense	26,398	23,632	25,826	19,597	33,578
Income tax expense	5,965	3,276	5,437	3,793	6,881
Net income	$20,433	$20,356	$20,389	$15,804	$26,697

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Selected Data and Ratios
	As of and for the Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Per Share Data:

Basic weighted average shares outstanding	20,997	21,037	21,026	21,004	21,035
Diluted weighted average shares outstanding	21,062	21,072	21,046	21,029	21,094

Period-end shares outstanding:
Class A Common Stock	18,628	18,697	18,715	18,708	18,687
Class B Common Stock	2,198	2,199	2,200	2,200	2,200

Book value per share (2)	$39.96	$39.40	$38.75	$38.05	$37.54
Tangible book value per share (2)	38.80	38.27	37.63	36.93	36.45

Earnings per share ("EPS"):
Basic EPS - Class A Common Stock	$0.99	$0.98	$0.98	$0.77	$1.29
Basic EPS - Class B Common Stock	0.90	0.89	0.89	0.69	1.17
Diluted EPS - Class A Common Stock	0.98	0.98	0.98	0.76	1.28
Diluted EPS - Class B Common Stock	0.89	0.89	0.89	0.69	1.16

Cash dividends declared per Common share:
Class A Common Stock	$0.308	$0.286	$0.286	$0.286	$0.286
Class B Common Stock	0.280	0.260	0.260	0.260	0.260

Performance Ratios:

Return on average assets	1.30%	1.32%	1.33%	1.04%	1.90%
Return on average equity	9.77	9.89	10.05	7.93	13.71
Efficiency ratio (3)	49	67	62	63	45
Yield on average interest-earning assets (1)	4.78	3.97	3.85	3.96	6.22
Cost of average interest-bearing liabilities	0.22	0.34	0.45	0.56	0.97
Cost of average deposits (4)	0.12	0.19	0.24	0.32	0.61
Net interest spread (1)	4.56	3.63	3.40	3.40	5.25
Net interest margin - Total Company (1)	4.66	3.78	3.59	3.62	5.57
Net interest margin - Core Bank (5)	3.46	3.48	3.25	3.23	3.65

Other Information:

End of period FTEs (6) - Total Company	1,086	1,094	1,085	1,094	1,077
End of period FTEs - Core Bank	990	997	993	1,001	994
Number of full-service banking centers	42	42	42	42	42

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2021 (continued)
 (all amounts other than per share amounts, number of employees, and number of banking centers are expressed in thousands unless otherwise noted)

Credit Quality Data and Ratios
	As of and for the Three Months Ended
	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020
Credit Quality Asset Balances:

Nonperforming Assets - Total Company:
Loans on nonaccrual status	$22,004	$23,548	$20,910	$19,884	$20,358
Loans past due 90-days-or-more and still on accrual	517	47	175	535	495
Total nonperforming loans	22,521	23,595	21,085	20,419	20,853
OREO	2,015	2,499	2,056	2,194	85
Total nonperforming assets	$24,536	$26,094	$23,141	$22,613	$20,938

Nonperforming Assets - Core Bank (5):
Loans on nonaccrual status	$22,004	$23,548	$20,910	$19,884	$20,358
Loans past due 90-days-or-more and still on accrual	—	5	—	—	—
Total nonperforming loans	22,004	23,553	20,910	19,884	20,358
OREO	2,015	2,499	2,056	2,194	85
Total nonperforming assets	$24,019	$26,052	$22,966	$22,078	$20,443

Delinquent Loans:
Delinquent loans - Core Bank	$8,560	$9,713	$11,069	$7,861	$11,863
Delinquent loans - RPG (7) (9)	6,426	10,234	5,984	6,185	30,764
Total delinquent loans - Total Company	$14,986	$19,947	$17,053	$14,046	$42,627

Credit Quality Ratios - Total Company:

Nonperforming loans to total loans	0.48%	0.49%	0.42%	0.40%	0.46%
Nonperforming assets to total loans (including OREO)	0.53	0.54	0.46	0.45	0.46
Nonperforming assets to total assets	0.38	0.42	0.37	0.35	0.37
Allowance for credit losses to total loans	1.77	1.27	1.20	1.09	1.56
Allowance for credit losses to nonperforming loans	367	259	284	270	338
Delinquent loans to total loans (8) (9)	0.32	0.41	0.34	0.28	0.94
Net charge-offs (recoveries) to average loans (annualized)	0.09	(0.04)	(0.27)	1.80	0.19

Credit Quality Ratios - Core Bank:

Nonperforming loans to total loans	0.49%	0.50%	0.43%	0.40%	0.46%
Nonperforming assets to total loans (including OREO)	0.53	0.56	0.47	0.44	0.47
Nonperforming assets to total assets	0.42	0.45	0.39	0.36	0.38
Allowance for credit losses to total loans	1.14	1.11	1.05	0.92	0.97
Allowance for credit losses to nonperforming loans	234	221	245	230	210
Delinquent loans to total loans	0.19	0.21	0.23	0.16	0.27
Net charge-offs (recoveries) to average loans (annualized)	0.03	0.07	0.03	0.04	(0.03)

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2021 (continued)

Segment Data:

Reportable segments are determined by the type of products and services offered and the level of information provided to the chief operating decision maker, who uses such information to review performance of various components of the business (such as banking centers and business units), which are then aggregated if operating performance, products/services, and clients are similar.

As of March 31, 2021, the Company was divided into five reportable segments: Traditional Banking, Warehouse Lending (“Warehouse”), Mortgage Banking, Tax Refund Solutions (“TRS”), and Republic Credit Solutions (“RCS”). Management considers the first three segments to collectively constitute “Core Bank” or “Core Banking” operations, while the last two segments collectively constitute Republic Processing Group (“RPG”) operations.

The nature of segment operations and the primary drivers of net revenues by reportable segment are provided below:

Reportable Segment:	Nature of Operations:	Primary Drivers of Net Revenue:

Core Banking:

Traditional Banking
Provides traditional banking products to clients in its market footprint primarily via its network of banking centers and to clients outside of its market footprint primarily via its digital delivery channels.
Loans, investments, and deposits.

Warehouse Lending	Provides short-term, revolving credit facilities to mortgage bankers across the United States.	Mortgage warehouse lines of credit.

Mortgage Banking	Primarily originates, sells and services long-term, single-family, first-lien residential real estate loans primarily to clients in the Bank's market footprint.	Loan sales and servicing.

Republic Processing Group:

Tax Refund Solutions
TRS offers tax-related credit products and facilitates the receipt and payment of federal and state tax refunds through Refund Transfer products. The RPS division of TRS offers general-purpose reloadable cards. TRS and RPS products are primarily provided to clients outside of the Bank’s market footprint.
Loans, refund transfers, and prepaid cards.

Republic Credit Solutions
Offers consumer credit products. RCS products are primarily provided to clients outside of the Bank’s market footprint, with a substantial portion of RCS clients considered subprime or near-prime borrowers.
Unsecured, consumer loans.

The accounting policies used for Republic’s reportable segments are the same as those described in the summary of significant accounting policies in the Company’s 2020 Annual Report on Form 10-K. Republic evaluates segment performance using operating income. The Company allocates goodwill to the Traditional Banking segment. Republic generally allocates income taxes based on income before income tax expense unless reasonable and specific segment allocations can be made. The Company makes transactions among reportable segments at carrying value.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2021 (continued)

Segment information for the quarters ended March 31, 2021 and 2020 follows:

	Three Months Ended March 31, 2021
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$41,102	$6,772	$409	$48,283	$14,676	$4,821	$19,497	$67,780

Provision for expected credit loss expense	(5)	(242)	—	(247)	23,230	(375)	22,855	22,608

Net refund transfer fees	—	—	—	—	12,721	—	12,721	12,721
Mortgage banking income	—	—	7,193	7,193	—	—	—	7,193
Program fees	—	—	—	—	896	1,329	2,225	2,225
Other noninterest income	6,784	14	28	6,826	72	—	72	6,898
Total noninterest income	6,784	14	7,221	14,019	13,689	1,329	15,018	29,037

Total noninterest expense	37,328	1,028	3,121	41,477	5,302	1,032	6,334	47,811

Income (loss) before income tax expense	10,563	6,000	4,509	21,072	(167)	5,493	5,326	26,398
Income tax expense (benefit)	2,239	1,434	992	4,665	(70)	1,370	1,300	5,965
Net income (loss)	$8,324	$4,566	$3,517	$16,407	$(97)	$4,123	$4,026	$20,433

Period-end assets	$4,783,411	$865,655	$78,760	$5,727,826	$625,690	$116,595	$742,285	$6,470,111

Net interest margin	3.47%	3.43%	NM	3.46%	NM	NM	NM	4.66%

Net-revenue concentration*	50%	7%	8%	65%	29%	6%	35%	100%

	Three Months Ended March 31, 2020
	Core Banking				Republic Processing Group ("RPG")
				Total	Tax	Republic
	Traditional	Warehouse	Mortgage	Core	Refund	Credit	Total	Total
(dollars in thousands)	Banking	Lending	Banking	Banking	Solutions	Solutions	RPG	Company

Net interest income	$40,620	$4,307	$214	$45,141	$20,525	$7,072	$27,597	$72,738

Provision for expected credit loss expense	5,589	332	—	5,921	15,133	1,706	16,839	22,760

Net refund transfer fees	—	—	—	—	15,823	—	15,823	15,823
Mortgage banking income	—	—	4,795	4,795	—	—	—	4,795
Program fees	—	—	—	—	312	2,312	2,624	2,624
Other noninterest income	7,235	11	24	7,270	57	—	57	7,327
Total noninterest income	7,235	11	4,819	12,065	16,192	2,312	18,504	30,569

Total noninterest expense	36,647	803	1,996	39,446	6,629	894	7,523	46,969

Income before income tax expense	5,619	3,183	3,037	11,839	14,955	6,784	21,739	33,578
Income tax expense	460	716	638	1,814	3,497	1,570	5,067	6,881
Net income	$5,159	$2,467	$2,399	$10,025	$11,458	$5,214	$16,672	$26,697

Period-end assets	$4,471,235	$851,405	$53,298	$5,375,938	$240,898	$105,197	$346,095	$5,722,033

Net interest margin	3.80%	2.68%	NM	3.65%	NM	NM	NM	5.57%

Net-revenue concentration*	46%	4%	5%	55%	36%	9%	45%	100%

_________________________
*Net revenues represent total net interest income plus noninterest income. Net-revenue concentration equals segment-level net revenue divided by total Company net revenue.

Republic Bancorp, Inc.
Earnings Release Financial Supplement
First Quarter 2021 (continued)

Footnotes:

(1)
The amount of loan fee income can meaningfully impact total interest income, loan yields, net interest margin, and net interest spread. The amount of loan fee income included in total interest income was $25.7 million and $28.5 million for the quarters ended March 31, 2021 and 2020.

The amount of loan fee income included in total interest income per quarter was as follows: $25.7 million (quarter ended March 31, 2021); $10.8 million (quarter ended December 31, 2020); $7.9 million (quarter ended September 30, 2020); $7.8 million (quarter ended June 30, 2020); and $28.5 million (quarter ended March 31, 2020).

Included in the above totals, fee income recognized on PPP loans totaled $5.6 million (quarter ended March 31, 2021); $4.8 million (quarter ended December 31, 2020); $2.1 million (quarter ended September 30, 2020); and $1.6 million (quarter ended June 30, 2020).

Interest income for Easy Advances (“EAs”) is composed entirely of loan fees. The loan fees disclosed above included EA fees of $12.8 million and $19.3 million for the quarters ended March 31, 2021 and 2020.  EAs are only offered during the first two months of each year.

(2)
The following table provides a reconciliation of total stockholders’ equity in accordance with GAAP to tangible stockholders’ equity in accordance with applicable regulatory requirements, a non-GAAP disclosure. The Company provides the tangible book value per share, a non-GAAP measure, in addition to those defined by banking regulators, because of its widespread use by investors as a means to evaluate capital adequacy.

	Quarterly Comparison
(dollars in thousands, except per share data)	Mar. 31, 2021	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020

Total stockholders' equity - GAAP (a)	$832,104	$823,323	$810,362	$795,619	$784,046
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	7,711	7,095	6,674	6,711	5,994
Less: Core deposit intangible	53	189	283	377	423
Tangible stockholders' equity - Non-GAAP (c)	$808,040	$799,739	$787,105	$772,231	$761,329

Total assets - GAAP (b)	$6,470,111	$6,168,325	$6,240,446	$6,460,575	$5,722,033
Less: Goodwill	16,300	16,300	16,300	16,300	16,300
Less: Mortgage servicing rights	7,711	7,095	6,674	6,711	5,994
Less: Core deposit intangible	53	189	283	377	423
Tangible assets - Non-GAAP (d)	$6,446,047	$6,144,741	$6,217,189	$6,437,187	$5,699,316

Total stockholders' equity to total assets - GAAP (a/b)	12.86%	13.35%	12.99%	12.31%	13.70%
Tangible stockholders' equity to tangible assets - Non-GAAP (c/d)	12.54%	13.02%	12.66%	12.00%	13.36%

Number of shares outstanding (e)	20,826	20,896	20,915	20,908	20,887

Book value per share - GAAP (a/e)	$39.96	$39.40	$38.75	$38.05	$37.54
Tangible book value per share - Non-GAAP (c/e)	38.80	38.27	37.63	36.93	36.45

(3)
The efficiency ratio, a non-GAAP measure with no GAAP comparable, equals total noninterest expense divided by the sum of net interest income and noninterest income. The ratio excludes net gains (losses) on sales, calls, and impairment of investment securities. The following tables present the calculation of Company's efficiency ratio:

	Three Months Ended Mar. 31,
(dollars in thousands)	2021	2020

Net interest income - GAAP	$67,780	$72,738
Noninterest income - GAAP	29,037	30,569
Less: Net gain (loss) on sales, calls, and impairment of debt and equity securities	(35)	40
Total adjusted income - Non-GAAP (a)	$96,852	$103,267

Noninterest expense - GAAP (b)	$47,811	$46,969

Efficiency Ratio - Non-GAAP (b/a)	49%	45%

	Three Months Ended
(dollars in thousands)	Mar. 31, 2021*	Dec. 31, 2020	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020*

Net interest income - GAAP	$67,780	$55,120	$52,252	$52,205	$72,738
Noninterest income - GAAP	29,037	17,136	20,597	18,751	30,569
Less: Net gain (loss) on sales, calls, and impairment of debt and equity securities	(35)	(12)	5	16	40
Total adjusted income - Non-GAAP (a)	$96,852	$72,268	$72,844	$70,940	$103,267

Noninterest expense - GAAP (b)	$47,811	$48,140	$45,523	$44,825	$46,969

Efficiency Ratio - Non-GAAP (b/a)	49%	67%	62%	63%	45%
*The Company’s efficiency ratio for the first quarter of each year traditionally benefits from seasonal revenues from its TRS segment.

(4)	The cost of average deposits ratio equals annualized total interest expense on deposits divided by total average interest-bearing deposits plus total average noninterest-bearing deposits.

(5)	“Core Bank” or “Core Banking” operations consist of the Traditional Banking, Warehouse Lending, and Mortgage Banking segments.

(6)	FTEs – Full-time-equivalent employees.

(7)	Republic Processing Group operations consist of the Tax Refund Solutions and Republic Credit Solutions segments.

(8)
The delinquent loans to total loans ratio equals loans 30-days-or-more past due divided by total loans. Depending on loan class, loan delinquency is determined by the number of days or the number of payments past due.

(9)
Delinquent loans for the RPG segment included $23 million of EAs at March 31, 2020. EAs are only offered during the first two months of each year. EAs do not have a contractual due date but were eligible for delinquency consideration 21 days (in 2020) and 35 days (in 2021) after the taxpayer-customer’s tax return was submitted to the applicable tax authority. The number of days for delinquency eligibility is based on an analysis of tax return processing times.  All unpaid EAs are charged-off by the end of the second quarter of each year.

NM – Not meaningful

NA – Not applicable

CONTACT:
Republic Bancorp, Inc.
Kevin Sipes
Executive Vice President & Chief Financial Officer
(502) 560-8628